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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 27, 1997.


                          COMMISSION FILE NO. 0-20189

                              EQUITRAC CORPORATION
             (Exact name of Registrant as specified in its charter)




          FLORIDA                                         59-1797862
(State or other jurisdiction of            (IRS Employee Identification Number)
incorporation or organization)


                          836 PONCE DE LEON BOULEVARD
                          CORAL GABLES, FLORIDA 33134
                                 (305) 442-2060
              (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)
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  ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 27, 1997, Arthur Andersen LLP was appointed by the Registrant's Audit Committee of the Board of Directors as the Registrant's new independent certified public accountants replacing Coopers & Lybrand LLP who were dismissed on that date.

     During the Registrant's fiscal years ended February 28, 1997 and February 29, 1996 and the subsequent interim period preceding the change in accountants, there were no disagreements with Coopers & Lybrand LLP on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand LLP, would have caused Coopers & Lybrand LLP to make reference to the subject matter of the disagreements in connection with its reports. Further, during the Registrant's fiscal years ended February 28, 1997 and February 29, 1996, none of the reports of Coopers & Lybrand LLP contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Registrant has requested that Coopers & Lybrand LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. This letter is filed as
Exhibit 1 to this Report.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) The following exhibit is filed as part of this report on Form 8-K:

1.  Letter of Coopers & Lybrand LLP dated August 29, 1997.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EQUITRAC CORPORATION
                                                    (Registrant)


                                                By: /s/ George P. Wilson
                                                    ---------------------------
                                                    George P. Wilson
                                                    President and Chief
                                                    Executive Officer




Dated:  September 2, 1997